UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2017

Resource Income & Opportunity REIT, Inc.

(Exact name of registrant as specified in its charter)

Commission file number 333-201842

Maryland	80-0854717
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA, 19103

(Address of principal executive offices) (Zip code)

(215) 231-7050

(Registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 27, 2017, Kevin M. Finkel notified the board of directors of Resource Income & Opportunity REIT, Inc. (the “Company”) of his resignation as Chief Operating Officer and President of the Company and as a member of the Company’s board of directors, effective immediately. Mr. Finkel’s resignation is not due to any disagreement with the Company, its advisor or any of their affiliates.

On June 28, 2017, the board of directors appointed George E. Carleton to serve as the Company’s Chief Operating Officer and President. Mr. Carleton has served as a director of Resource Real Estate Opportunity REIT II, Inc. since September 2016. He has also served as Chief Operating Officer and President of Resource Real Estate Opportunity REIT, Inc., Resource Real Estate Opportunity REIT II, and Resource Apartment REIT III, Inc. and as President of Resource IO Advisor, LLC since June 2017 as well as an Executive Vice President of Resource America, Inc. since September 2016. Mr. Carleton is an Executive Managing Director of Island Capital Group LLC (“Island”), which he joined when the company was formed in February 2003. Island is a commercial real estate merchant banking firm headquartered in New York, New York. Since its formation in February 2010, Mr. Carleton has also served as an Executive Managing Director of C-III Capital Partners LLC (“C-III”), which is externally managed by Island. C-III is a commercial real estate investment and services company engaged in a broad range of activities, including principal investments (debt and equity), primary and special loan servicing, loan origination, fund management, multifamily property management, investment sales and zoning and title services. Prior to joining Island, Mr. Carleton was a Senior Managing Director of Insignia Financial Group, Inc. (NYSE: IFS), which was a publicly traded commercial real estate services company that merged with CB Richard Ellis in 2003. Before joining Insignia in 1993, he held various positions at Travelers Insurance Real Estate Department, which he joined in 1981. Mr. Carleton received a Bachelor of Science degree from Florida Atlantic University and a Masters of Science degree from American University.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESOURCE INCOME & OPPORTUNITY REIT, INC.

Dated: June 28, 2017	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer
(Principal Executive Officer)